Exhibit 10.12

TRADEMARK SECURITY AGREEMENT

         THIS TRADEMARK SECURITY AGREEMENT ("Security Agreement"), dated October 29, 2002 is made by and between BIOANALYTICAL SYSTEMS, INC., an Indiana corporation (the "Borrower") and THE PROVIDENT BANK (the "Bank");

WITNESSETH:

         WHEREAS, pursuant to a certain Credit Agreement executed between the Borrower and the Bank dated as of October 29, 2002 (as the same may be amended from time to time, the “Credit Agreement”), the Bank has agreed to make certain loans and to provide other financial accommodations to the Borrower; and

         WHEREAS, in connection with the Credit Agreement, the Borrower has executed and delivered to the Bank, a certain General Security Agreement dated as of October 29, 2002 (as the same may be hereafter amended or modified, the “General Security Agreement”); and

         WHEREAS, in order to perfect the Bank’s security interest granted under the General Security Agreement, the Borrower is required to execute and deliver this Security Agreement;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower hereby grants to the Bank a continuing security interest in the Trademark Collateral listed on Schedule 1 hereto, to secure payment, performance and observance of the Obligations; and the Borrower further agrees as follows:

         1.        Definitions.   Terms used herein, and not specifically herein defined, shall have the meanings ascribed to them in the General Security Agreement or, by reference in the General Security Agreement, in the Credit Agreement.

         2.        Purpose.   This Trademark Security Agreement has been executed and delivered by the Borrower to the Bank, for the purpose of registering the grant of security interest herein with the United States Patent and Trademark Office or with such other Governmental Authorities as may have jurisdiction over the Trademark Collateral within or without the United States of America.

         3.        Incorporation by Reference.   The security interest herein has been granted as a supplement to, and not in limitation of, the security interest granted to the Bank under the General Security Agreement. The General Security Agreement and all rights and remedies of the Bank thereunder shall remain in full force and effect in accordance with its terms. This Security Agreement is made subject to all the terms, covenants, conditions, obligations, stipulations and agreements contained in the General Security Agreement to the same extent and effect as if fully set forth herein, and the General Security Agreement is subject to all the terms, covenants, conditions, obligations, stipulations and agreements contained in this Security Agreement to the same extent and effect as if fully set forth therein. In the event of any irreconcilable inconsistency between the terms of the General Security Agreement and this Security Agreement, the General Security Agreement shall control.

         4.        Counterparts. This Security Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute but one and the same document.

TRADEMARK SECURITY AGREEMENT	Page 1

         IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed and delivered by their respective officers duly authorized as of the day and year first above written.

BIOANALYTICAL SYSTEMS, INC. By: /s/ Peter T. Kissinger Its: CHM/CEO
STATE OF INDIANA	)
) SS:
COUNTY OF TIPPECANOE	)

         Before me, a Notary Public in and for said County and State, personally appeared Peter T. Kissinger, known to me to be the CHM/CEO of Bioanalytical Systems, Inc., and acknowledged the execution of the foregoing for and on behalf of said corporation.

         Witness my hand and Notarial Seal, this 28th day of October, 2002.

/s/ Jeri A. Ungersma Notary Public - Signature Jeri A. Ungersma Notary Public - Printed
My Commission Expires: July 17, 2008	My County of Residence: Tippecanoe

TRADEMARK SECURITY AGREEMENT	Page 2
ACCEPTED:	THE PROVIDENT BANK By: /s/ Jeffrey A. Salesman, VP Its: Vice President
STATE OF INDIANA	)
) SS:
COUNTY OF MARION	)

         Before me, a Notary Public in and for said County and State, personally appeared Jeffrey A. Salesman, known to me to be a Vice President of The Provident Bank, and acknowledged the execution of the foregoing for and on behalf of said bank.

         Witness my hand and Notarial Seal, this 29th day of October, 2002.

/s/ Cheryl G. Croghan Notary Public - Signature Cheryl G. Croghan Notary Public - Printed
My Commission Expires: 10-27-2007	My County of Residence: Marion

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